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                                                               OUR NEWEST FUND!
                                    BRAMWELL
                                   FOCUS FUND

                        Investment Returns as of 4/30/00
           ----------------------------------------------------------

                                        YTD       Since Inception<F1>
                                     ---------    --------------------
FOCUS FUND                              3.02%             23.00%
S&P 500/R STOCK INDEX<F2>              (0.78)              7.20



                                (PHOTO)
                       ELIZABETH R. BRAMWELL, CFA
                             President and
                        Chief Investment Officer

                                 (logo)
                             Bramwell Funds

           For a Prospectus and an Investor Kit, please call
                             1-800-BRAMCAP
                             1-800-272-6227

                            745 Fifth Avenue
                        New York, New York 10151
                            www.bramwell.com

<F1> From 10/31/99. Performance is historical and is no guarantee of future results. The annual expense ratio of the Fund is capped at 1.75%. Investment returns and share value will fluctuate and you may have a gain or loss when shares are sold. The Prospectus contains more complete information, including fees and expenses. Please read it carefully before you invest or send money.

<F2> The S&P 500/R Stock Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is adjusted for dividends, weighted towards stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks.



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